UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 11, 2008

SEARCHLIGHT MINERALS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-30995	98-0232244
(Commission File Number)	(IRS Employer Identification No.)

#120 - 2441 West Horizon Ridge Pkwy.
Henderson, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-5247
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENT OF ARTICLES OF INCORPORATION OR BYLAWS

Amended and Restated Bylaws

As previously reported on a Form 8-K dated June 17, 2008, and amended on a Form 8-K dated September 29, 2008 and February 13, 2009, the Board of Directors (the “Board”) of Searchlight Minerals Corp. (the “Corporation”) approved amendments (the “Amendments”) to the Corporation’s Amended and Restated Bylaws (the “Bylaws”) on June 11, 2008, effective on the same date.  We are filing this form 8-K/A to amend item 5.03 in order to provide a complete description of the material amendments to the Corporation’s Bylaws as set forth in the Amendments:

1.           Article III, Section 8 of the Bylaws was amended to increase the quorum required at a stockholder’s meeting from 10% of the outstanding shares of stock entitled to vote to the majority of outstanding shares of stock entitled to vote.

2.           Article IV, Section 18 of the Bylaws (formerly Section 19) was amended, in accordance with Nevada law, to provide that a director may only be removed with the vote of 2/3 of the stockholders, rather than a simple majority of the stockholders.

3.           Article IV, Section 20 of the Bylaws (formerly Section 21) was amended to increase the quorum of directors required to vote on issues relating to indemnification from 1/3 of the directors to a majority of the directors.

4.           Article XI, Sections 41-43 of the Bylaws (Formerly Section 42) was amended to conform the provisions in the Bylaws, with respect to the indemnification of the Corporation’s officers, directors, employees and agents, with the applicable provisions of Nevada law.  The indemnification language in the prior Bylaws did not strictly correspond to the language of the Nevada Revised Statutes.  As such, the Corporation revised this provision so that the indemnification language would expressly track the provisions of the Nevada Revised Statutes 78.7502 et seq.

5.           Article XII, Section 44 was added to the Bylaws, in accordance with Nevada law, to provide that the Bylaws may be altered, amended or repealed either by the Board of Directors or the stockholders of the Corporation.  Nevada Law provides that a corporation’s bylaws may be amended by either the Board of Directors or the vote of the stockholders, unless the articles of incorporation grant such power exclusively to the board of directors.  The current Articles and proposed Restated Articles do not address that issue, and the previous Bylaws only provided that the Bylaws may be amended by the Board.  As such, the Corporation amended the Bylaws to expressly provide that the Bylaws may be amended either by the Board or the stockholders and to track the express provisions of Nevada Law.

6.           Article XIII, Sections 45 and 46 of the Bylaws (Formerly Section 43) were amended to clarify what forms of delivery constitute valid notice, and to provide the Board of Directors with guidelines for the use of electronic transmissions as valid notice to the stockholders.

A copy of the Bylaws are filed herewith as Exhibit 3.1 and incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit 3.1  Amended and Restated Bylaws of Searchlight Minerals Corp. as of June 11, 2008. (1)

__________

(1) Previously filed with this Current Report on Form 8-K on June 17, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 31, 2009

SEARCHLIGHT MINERALS CORP.

By:	/s/ Ian R. McNeil
Ian R. McNeil
President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Searchlight Minerals Corp. as of June 11, 2008. (1)

(1) Previously filed with this Current Report on Form 8-K on June 17, 2008.